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                        FIRST AMENDMENT TO
               CONTRACT FOR ALASKA ACCESS SERVICES


     This FIRST AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this first day of March, 1996, between GENERAL COMMUNICATION, INC. ("GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and MCI TELECOMMUNICATIONS CORPORATION ("MCI") with offices located at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, GCI and MCI entered into a Contract For Alaska Access
Services, effective as of January 1, 1993, and

WHEREAS, GCI and MCI desire to amend the Contract,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and MCI agree as follows:

1. Paragraph 2.B.(2) of the Contract shall be deleted and the following inserted in its place:

     (2) MCI SOUTHBOUND TRAFFIC. MCI Southbound Traffic (except for MCI Alaska Originated Traffic) shall be charged at the following rates per minute in the appropriate periods:

                      Date                Rate in Dollars
                      ----                ---------------
                      January 1, 1996            .17

                      June 1, 1996               .164

                      January 1, 1997            .159

                      January 1, 1998            .154

                      January 1, 1999
                        and thereafter           .149

     There shall be no time of day discount. GCI shall pay the Alaska exchange access and the Alascom interexchange charges for MCI Southbound Traffic. Any query charges associated with the routing of MCI Southbound Traffic, due to FCC Docket #86-10, will be passed on to MCI.

2. Paragraph 3 of the Contract shall be deleted and the following inserted in its place:

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     3.  TERM.  Except for MCI Alaska Originated Traffic,
         services provided pursuant to Section 2.A shall be a term of five (5) years beginning April 1, 1996 and ending March 31, 2001. The term shall be automatically extended for ten one (1) year periods through and including March 31, 2011 unless either party elects to cancel the renewal periods by giving written notice of non-renewal at least one year prior to the commencement of any renewal term. The services for MCI Alaska Originated traffic shall be for a term of seven (7) years upon the issue of the first ASR authorizing the turn up of a serving area. The term for MCI Alaska Originated Traffic shall be automatically extended for eight one (1) year periods through and including March 31, 2011 unless either party elects to cancel the renewal periods by giving written notice of non-renewal at least one year prior to the commencement of any renewal term.

3. All other terms and conditions of the contract remain unchanged by this Amendment and are in full force and effect.

4. This Amendment will be effective on April 1, 1996.

5. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment of the date indicated below.

MCI TELECOMMUNICATIONS           GENERAL COMMUNICATION, INC.
CORPORATION

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Authorized Signature             Authorized Signature


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Print Name and Title             Print Name and Title


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Date                             Date

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